UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  June 14, 2005

                             Dollar Financial Corp.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

        Delaware                            000-50866            23-2636866
  ___________________________              _____________     __________________
 (State or other jurisdiction              (Commission       (I.R.S. Employer
     of incorporation)                      File Number)     Identification No.)

    1436 Lancaster Avenue, Suite 310,                              19312
          Berwyn, Pennsylvania
________________________________________                        ___________
(Address of principal executive offices)                        (Zip Code)

 Registrant's telephone number, including area code:          610-296-3400

                                 Not Applicable
           ___________________________________________________________
           Former name or former address, if changed since last report


                          Dollar Financial Group, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

        New York                            333-18221            13-2997911
  ___________________________              _____________     _________________
 (State or other jurisdiction              (Commission       (I.R.S. Employer
     of incorporation)                      File Number)     Identification No.)

    1436 Lancaster Avenue, Suite 310,                              19312
          Berwyn, Pennsylvania
_______________________________________                         ___________
(Address of principal executive offices)                        (Zip Code)

 Registrant's telephone number, including area code:          610-296-3400

                                       n/a
           ___________________________________________________________
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2005, Dollar Financial Group, Inc. ("Group") amended its Marketing and Servicing Agreement with First Bank of Delaware ("First Bank") dated October 18, 2002 (the "First Bank Amendment"). The First Bank Amendment modifies the locations in which Group acts as servicing agent for First Bank offering short-term consumer loans. In addition, the First Bank Amendment modifies First Bank's finance charges, fees and deductions associated with short-term consumer loans offered in those locations. The First Bank Amendment will be filed as an exhibit to Dollar Financial Corp's annual report on Form 10-K for the year ending June 30, 2005, with portions omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to a request for confidential treatment.

A copy of the press release announcing the Amended Marketing and Servicing Agreement is furnished as Exhibit 99.1 to this Form 8-K.






Item 1.02 Termination of a Material Definitive Agreement.

On June 15, 2005, Group terminated its Amended and Restated Nonexclusive Servicing and Indemnification Agreement with County Bank of Rehoboth Beach, Delaware ("County Bank") dated June 14, 2002 (the "County Bank Agreement"). Historically, Group originated short-term loans on behalf of banks, including County Bank and First Bank. Since June 14, 2002, Group has acted as a servicer for County Bank. The County Bank Agreement governed the terms and conditions of Group's relationship with County Bank. On March 2, 2005, the Federal Deposit Insurance Corporation issued revised guidance for payday lending applicable to both County Bank and First Bank, which, among other things, limits the period a customer may have payday loans outstanding from any lender to three months during the previous twelve month period (the "Payday Lending Guidance"). On June 16, 2005, the Registrants announced that County Bank and First Bank informed the Registrants that the Payday Lending Guidance will become effective July 1, 2005 and as a result, the Registrants are transitioning 266 U.S. stores from the bank-funded consumer loan model to the company-funded consumer loan model. As part of this transition, Group terminated its relationship with County Bank and amended its relationship with First Bank. There are no early termination penalties for Group associated with the termination of the County Bank Agreement.

A copy of the press release announcing the termination of the County Bank Agreement is furnished as Exhibit 99.1 to this Form 8-K.






Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press release dated June 16, 2005, issued by Dollar Financial Corp.






Explanatory Note

This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation ("Corp"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by Corp's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group" and, together with Corp, the "Registrants") pursuant to Section 15(d) of the Exchange Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Dollar Financial Corp.

June 17, 2005                             By: /s/ Randy Underwood
                                              -------------------
                                        Name: Randy Underwood
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                          Dollar Financial Group, Inc.

June 17, 2005                             By:  /s/ Randy Underwood
                                              --------------------
                                        Name: Randy Underwood
                                       Title: Executive Vice President and Chief
                                              Financial Officer


                                  Exhibit Index


Exhibit No.         Description
-----------         -----------------------------------------
99.1                Press release dated June 16, 2005, issued
                    by Dollar Financial Corp.